EXHIBIT 32


                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         The undersigned executive officers of the Registrant hereby certify to the best of their knowledge that this Quarterly Report on Form 10-QSB for the quarter ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date: November 14, 2003    By:              /s/ Lawrence P. Calvert
                                            ------------------------------------
                                            Name:  Lawrence P. Calvert
                                            Title: Chief Executive Officer




Date: November 14, 2003    By:              /s/ Ronald J. Pence
                                            ------------------------------------
                                            Name:  Ronald J. Pence
                                            Title: President and Chief Financial
                                                   Officer



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Kentucky National Bancorp, Inc. and will be retained by Kentucky National Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.